[Nittany Financial Corp. Logo]






April 30, 2004


Dear Stockholder:

         On behalf of the Board of Directors and management of Nittany Financial Corp. (the "Company"), we cordially invite you to the 2004 Annual Meeting of Stockholders to be held at Nittany Bank's Financial Center, located at 2541 East College Avenue, State College, Pennsylvania, on Friday, May 21, 2004, at 10:00 a.m., local time. As indicated in the enclosed 2003 Annual Stockholders Report, 2003 was another record year for asset growth, increased earnings and the trading price of our common stock. The attached Notice of Annual Meeting and Proxy Statement describe the formal business of the Annual Meeting. During the Annual Meeting, we will report on the operations of the Company. Directors and officers of the Company, as well as a representative of S.R. Snodgrass, A.C., our independent certified public accountants, will be present to respond to any questions stockholders may have.

         You will be asked to elect two directors and to ratify the appointment of the Company's independent accountants for the fiscal year ending December 31, 2004. The Board of Directors has approved each of these proposals and recommends that you vote FOR them.

         We encourage you to read the enclosed proxy statement and sign and return your enclosed proxy card as promptly as possible, even if you plan to attend the Annual Meeting, because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and want to change your vote, you will be able to do so. However, if you are a stockholder whose shares are not registered in your own name (i.e., held in "Street Name"), you will need additional documentation from your recordholder to vote personally at the Annual Meeting. If you plan to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.


          Sincerely,                       Sincerely,


          /s/Samuel J. Malizia             /s/David Z. Richards, Jr.
          Samuel J. Malizia                David Z. Richards, Jr.
          Chairman of the Board            President and Chief Executive Officer

--------------------------------------------------------------------------------

                             NITTANY FINANCIAL CORP.
                             116 EAST COLLEGE AVENUE
                        STATE COLLEGE, PENNSYLVANIA 16801
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 21, 2004
--------------------------------------------------------------------------------


NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Nittany Financial Corp. (the "Company"), the holding company of Nittany Bank (the "Bank"), will be held at the Bank's Financial Center, located at 2541 East College Avenue, State College, Pennsylvania, on Friday, May 21, 2004, at 10:00 a.m., local time, for the following purposes:

1.       To elect two directors of the Company;

2. To ratify the appointment of S.R. Snodgrass, A.C. as independent accountants of the Company for the fiscal year ending December 31, 2004;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 31, 2004 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended December 31, 2003 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                  BY ORDER OF THE BOARD OF DIRECTORS


                                  /s/William A. Jaffe
                                  William A. Jaffe
                                  Secretary

State College, Pennsylvania
April 30, 2004


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                             NITTANY FINANCIAL CORP.
                             116 EAST COLLEGE AVENUE
                        STATE COLLEGE, PENNSYLVANIA 16801
--------------------------------------------------------------------------------
                       2004 ANNUAL MEETING OF STOCKHOLDERS
                                  May 21, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Nittany Financial Corp. (the "Company"), the holding company of Nittany Bank (the "Bank") to be used at the Annual Meeting of Stockholders of the Company which will be held at the Bank's Financial Center, located at 2541 East College Avenue, State College, Pennsylvania, on Friday, May 21, 2004, 10:00 a.m., local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about April 30, 2004.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of the directors named in Proposal 1; (b) FOR Proposal 2 (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting (including any adjournment). Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (William A. Jaffe, 116 East College Avenue, State College, Pennsylvania 16801) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on March 31, 2004, as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 1,924,621 shares of the Company's common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held. The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees as submitted as Proposal 1, proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes cast.

         As to the ratification of independent auditors as set forth in Proposal 2, by checking the appropriate box, a stockholder may: vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, Proposal 2 and any other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker-Non Votes or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

                                                                       Percent of Shares of
                                           Amount and Nature of            Common Stock
Name and Address of Beneficial Owner(1)    Beneficial Ownership (2)        Outstanding(%)
---------------------------------------    ------------------------        --------------

David K. Goodman, Jr.                              177,759                       9.2%
Samuel J. Malizia                                  234,998                      12.2%
J. Garry McShea                                    112,695                       9.0%
Donald J. Musso                                    107,302                       5.6%

------------
(1) The address of each beneficial owner is 116 East College Avenue, State College, Pennsylvania 16801.
(2)  See "Proposal I - Election of Directors."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's directors, executive officers, and beneficial owners of more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. Based solely upon a review of such reports furnished to the Company or representations that no such reports were required, all of the filings by the Company's directors and executive officers were made on a timely basis.

--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The amended articles of incorporation (the "Articles of Incorporation") requires that directors be divided into four classes, as nearly equal in number as possible, each class to serve for a four year period, with approximately one-fourth of the directors elected each year. The Board of Directors currently consists of seven members, each of whom also serves as a director of the Bank. Two directors will be elected at the Meeting, each to serve for a four-year term or until his successor has been elected and qualified.

         David K. Goodman and William A. Jaffe (the "Nominees") have been nominated by the Board of Directors to serve as directors. The Nominees are currently members of the Board and have been nominated for four-year terms to expire in 2008.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the Nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Company, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Beneficial ownership of executive officers and directors of the Company, as a group, is also set forth under this caption.

                                                                                          Shares of Common
                                                      Year First          Current        Stock Beneficially
                                                      Elected or          Term to           Owned as of            Percent
         Name and Title               Age(1)           Appointed          Expire         March 31, 2004(2)        Owned (%)
         --------------               ------           ---------          ------         -----------------        ---------
         BOARD NOMINEES FOR TERMS TO EXPIRE IN 2008
David K. Goodman, Jr.
Director                                50               1999              2004               177,759                9.2%
William A. Jaffe
Director and Secretary                  65               1997              2004                37,039                1.9%
         DIRECTORS CONTINUING IN OFFICE
Donald J. Musso
Director                                44               1997              2005               107,302                5.6%
Samuel J. Malizia
Chairman of the Board                   49               1997              2006               234,998               12.2%
David Z. Richards, Jr.
President, Chief Executive              43               1997              2006                59,665                3.1%
Officer and Director
J. Garry McShea
Director                                49               1999              2007               172,695                9.0%
D. Michael Taylor
Director                                62               1998              2007                40,580                2.1%
         NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Richard C. Barrickman
Senior Vice President                   52                --                --                 37,272                1.9%
John E. Arrington
Vice President                          39                --                --                 35,657                1.9%
Scott R. Lamb
Vice President                          41                --                --                 12,432                 *
         CERTAIN OTHER EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Gary M. Bradley
Vice President and Chief                52                --                --                  1,728                 *
Accounting Officer
All directors and executive             --                --                --                917,127               47.7%
officers of the Company as a
group (11 persons)

--------------
(1)  At December 31, 2003.
(2) The share amounts include shares of Common Stock that the following persons have a right to purchase pursuant to exercisable stock options within 60 days of the record date, as follows: Samuel J. Malizia - 44,872 shares, David Z. Richards, Jr.- 12,645 shares, J. Garry McShea - 16,149 shares, D. Michael Taylor- 17,056 shares, David K. Goodman, Jr.- 150 shares, William
     A. Jaffe - 17,087 shares, Donald J. Musso - 26,232 shares, Richard C. Barrickman - 24,804 shares, John E. Arrington - 23,062 shares, Scott R. Lamb - 8,174 shares and Gary Bradley - 48 shares.
*    Less than 1% of the outstanding of Common Stock.

Biographical Information

         Set forth below is certain information with respect to the directors, including the Nominees and Executive Officers of the Company.

         Nominees For Directors:

         David K. Goodman,  Jr. is the President and Chief Executive  Officer of
D. C. Goodman & Sons, Inc., a Huntingdon based contracting firm. The firm specializes in construction for industry, institutions, and commercial customers in the fields of fire protection sprinkler systems, mechanical, and electrical contracting. Mr. Goodman is a member of the board of directors of Huntingdon County United Way, Huntingdon County Business & Industry Council and is an emeritus member of the board of directors of J. C. Blair Memorial Hospital. He is also a Trustee of Juniata College. Mr. Goodman received his education at Juniata College and holds numerous professional memberships in fire protection and contracting organizations.

         William A. Jaffe is the President and owner of The Jaffe Group, a Human Resource Consultancy, headquartered in State College, Pennsylvania, which he established in January 1996. Previously, he was Compensation and Human Resource Practice Leader for the Mid-Atlantic Region of Alexander & Alexander Consulting Group and a Vice President of Towers Perrin. Mr. Jaffe received his Bachelor of Arts degree in journalism from Penn State University and Master of Science degree in Management from the University of Illinois. He is past President of The Mount Nittany Conservancy, President of the Penn State College of Communications Alumni Society, and is the past chair of the Penn State Hillel Foundation. He is a member of the executive committee and board of directors of the Chamber of Business and Industry of Centre County; and, as a community volunteer, serves on the boards of the Centre County Community Foundation, Centre County United Way, Pennsylvania Centre Stage, Penn State All Sports Museum and Knight Foundation's State College Community Advisory Board. Additionally, Mr. Jaffe served as an adjunct associate professor at The George Washington University from 1991 to 1995, and is currently an adjunct lecturer in management at Penn State. In 1996, Mr. Jaffe was named a Penn State Alumni Fellow.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

         Continuing Directors:

         Donald J. Musso is the founder of FinPro, Inc., a consulting and investment banking firm which specializes in providing advisory services nationally to the financial institutions industry. Mr. Musso has a Bachelor of Science in Finance from Villanova University and an MBA in Finance from Fairleigh Dickinson University. Mr. Musso's corporation has represented hundreds of financial institutions nationally in connection with business plans, appraisals, asset liability management, mergers and acquisitions, branch acquisitions and de novo financial institutions. Prior to establishing FinPro, he had direct industry experience, having managed the

Corporate  Planning  and  Mergers  and  Acquisitions   departments  for  Meritor
Financial Group, a $20 billion dollar institution in Philadelphia. Prior to that, he was responsible for the banking, thrift and real estate consulting practice in New Jersey for DeLoitte, Haskins and Sells. Mr. Musso is an instructor of strategic planning and mergers and acquisitions for the Stonier Graduate School of Banking. He also teaches planning at the Graduate School of Banking at Colorado and provides director training for several state organizations.

         Samuel J. Malizia is the Chairman of the Board and co-founder of the Company and Nittany Bank. Mr. Malizia is a founding partner of the law firm of Malizia Spidi & Fisch, PC, a law firm with offices in Washington, DC and State College, Pennsylvania. For over 23 years, Mr. Malizia has specialized in transactional, securities and regulatory matters for financial institutions and related entities. He received a Bachelor of Science Degree with Distinction in accounting from the Pennsylvania State University and a Juris Doctor Degree from the George Washington University. He served as Attorney Advisor to Special Trial Judge Francis Cantrel at the United States Tax Court and attended the Masters of Law in Taxation program at the Georgetown University where he was associate editor of the Tax Lawyer. He is a member of the Pennsylvania and District of Columbia bars, the U.S. Tax Court, U.S. Claims Court, U.S. Court of Appeals for the District of Columbia and a member of the Federal Bar Association and American Bar Association. He is an alumnus of several Penn State University's organizations, including Lions Paw, Skull and Bones Honor Society, Beta Alpha Psi and Omicron Delta Kappa. He is a member of the board of directors of Mercer Insurance Group, Inc. and Mercer Mutual Insurance Company. He has also served on the board of directors of the Lions Paw Alumni Society, the Mount Nittany Conservancy and the Centre County Theatre for the Performing Arts. Mr. Malizia is also an active member of Our Lady of Victory Catholic Church in State College, Pennsylvania, where he coaches the OLV school football team.

         David Z. Richards, Jr. is one of the founders of the Company and Nittany Bank and serves as President and Chief Executive Officer of both entities. Richards began his community banking career in 1977,working part time at the First National Bank of Danville, PA during high school and college. He continued with the bank upon graduation from Susquehanna University with a BS in Finance in 1982 and served the bank in various capacities, including Vice President and Financial Officer. While at the Danville bank, Richards helped to pioneer many new innovations such as the bi-weekly mortgage and began one of the nation's first discount brokerage operations in a community bank. In 1986, Richards became the youngest graduate of the ABA's Stonier Graduate School of Banking. In 1990, he joined the 118 year old Mifflinburg Bank and Trust Company, Mifflinburg, PA ($90 million in assets). As President and CEO of Mifflinburg Bank, the company enjoyed strong growth to approximately $200 million in assets when he left to start Nittany Bank in 1997. Richards has served and chaired various committees for both the Pennsylvania Bankers Association (PBA) and the American Bankers Association (ABA). Currently he is a member of the FURST Board of Directors for the Kirchman Corporation and the Enterprise Technology Alliance board of directors, a multi-bank owned data processing consortium. He is active in a number of local charitable organizations, including serving as treasurer of the State College Area YMCA and resides in State College with his wife, Jane, and two daughters, Lauren (15) and Meghan (14).

         J. Garry McShea has been owner and founder of the J.G. McShea Construction Company, Boalsburg, Pennsylvania since 1978. McShea Construction specializes in custom home construction, remodeling projects, commercial/residential rental properties and land development. Prior to this, Mr. McShea was employed by Certain Teed Corporation, Valley Forge, Pennsylvania, as a Residential Building Material Specialist. Mr. McShea is a past President and 25 year member of the Builders Association of Central Pennsylvania. He is a Director of the Tussey Mountain Ski Corporation and served on the Harris Township Planning Commission. Mr. McShea received a Bachelor of Science Degree in Marketing from the Pennsylvania State University College of Business.

         D. Michael Taylor is an architect, real estate developer and entrepreneur, who has resided in the State College area for 33 years. Mr. Taylor has a Bachelor of Architecture degree from Kansas State University. Upon graduation, he spent six years in commercial architecture for Phillips Petroleum Company and several years working directly in the construction business. From 1978 to 1988 Mr. Taylor was part owner of Whitehill Lighting and Supply Company and Village Hardware located in State College. From 1988 to present Mr. Taylor has specialized in the design, construction and rental of several office buildings in the State College area.

Named Executive Officers Who Are Not Directors:

         Richard C. Barrickman, was appointed Senior Vice President of the Company and the Bank upon completion of the formation of the Bank on October 23, 1998. Mr. Barrickman was employed by PNC Bank, N.A. ("PNC") and its predecessors through mergers. Prior to merger with PNC and its predecessors in 1982, Mr. Barrickman was the President of Mt. Nittany Savings and Loan Association. Mr. Barrickman is a native of State College, Pennsylvania.

         John E. Arrington, was appointed Vice President of the Company and Vice President of Retail Banking upon completion of the formation of the Bank on October 23, 1998. He is also President of Nittany Asset Management, Inc. Previously, Mr. Arrington was employed by PNC and its predecessors, serving in a variety of capacities, most recently as Vice President. Mr. Arrington is active in youth sports programs and serves on the board of several local non-profit agencies.

         Scott Lamb, joined the Company and Bank on July 6, 2001 to serve as Vice President and Vice President of Lending, respectively. Previously, Mr. Lamb was a Vice President - Market Manager, of M&T Bank, State College, Pennsylvania.

Certain Other Executive Officers Who Are Not Directors:

         Gary M. Bradley joined the Company in February 2002 and serves as the Chief Accounting Officer. Prior to joining Nittany Financial, he was employed as a Vice President and Auditor of Promistar Financial Corporation. He is a Certified Public Accountant licensed in the State of Pennsylvania and a Certified Bank Auditor. He is chairman of the Cresson Township Municipal Authority, treasurer of the Allegheny Highlands Regional Theatre, and a trustee board member of the Cresson Public Library.

Community Advisory Board of Directors:

         The Bank has created a Community Advisory Board of Directors to help evaluate the needs of the community and to solicit ideas and comments from the business community and general populous. The members of the Community Advisory Board are selected on a yearly basis and meet at least every calendar quarter. The Community Advisory Board serves by an appointment from the Board of Directors of the Bank. Set forth below are the names of the members of the Community Advisory Board along with a brief description of their occupation. Beginning in November 2003, members of the Community Advisory Board received $100 per meeting attended.

         Craig Avedesian is the President and part-owner of Federal Carbide Co. located in Tyrone, Pennsylvania. Mr. Avedesian is a resident of State College, Pennsylvania.

         D. Patrick Daugherty is the owner of the Tavern Restaurant located in State College, Pennsylvania.

         Dr. Richard Doerfler is in private practice as an orthodontist in State College, Pennsylvania. He is also an Associate Professor in the Department of Orthodontics at the University of Pittsburgh's School of Dental Medicine. Dr. Doerfler is a resident of State College, Pennsylvania.

         Kelly Grimes is the President of five Wendy's restaurants headquartered in State College, Pennsylvania. Ms. Grimes is a resident of State College, Pennsylvania.

         Christopher Kunes is the owner of Christopher Kunes General Contractor, State College, Pennsylvania.

         James Meister recently retired as a Special Assistant to the Athletic Director of the Pennsylvania State University, State College, Pennsylvania. He also is a retired vice president of ALCOA. Mr. Meister is a resident of State College, Pennsylvania.

         Lori Pacchioli is a freelance marketing/public relations consultant working from her home in State College while raising a toddler. She is the former director of Outreach/Marketing for Penn State Public Broadcasting. For ten years prior, Ms. Pacchioli was the Director of Public Relations for Brookline Village.

         Anne Riley is a member of the Pennsylvania State Board of Trustees and is past president of the Pennsylvania State University Alumni Association, State College, Pennsylvania. Ms. Riley is also a member of the Renaissance board of directors and the Mt. Nittany Conservatory board of directors, State College, Pennsylvania. She is a resident of State College, Pennsylvania.

         Richard Shore is Senior Vice President of Corporate Development and Tax
Affairs  for   Tele-Media,   Corporation  of  Delaware,   Inc.,   Pleasant  Gap,
Pennsylvania. Mr. Shore is a resident of State College, Pennsylvania.

         Donn  Wagner  is  President   of   Alleghenies   Analysis,   Boalsburg,
Pennsylvania. Mr. Wagner is a resident of Boalsburg, Pennsylvania.

         William Updegraff is the owner of Updegraff & Updegraff, an accounting firm located in State College, Pennsylvania. Mr. Updegraff is a resident of Harris Township, Pennsylvania.

         Neil Herlocher is President of Herlocher Foods, Inc., State College, Pennsylvania. Mr. Herlocher resides in State College, Pennsylvania.

         Charles F. Wild is a partner in the firm of R.H. Marcon, Inc., State College, Pennsylvania. He also holds the position of Secretary/Treasurer of the Marcon Corp. Mr. Wild is a resident of State College, Pennsylvania.

         Dennis J. Rallis is the owner of the Lion's Den and Old State Clothing Company located in State College, Pennsylvania. He is a partner of Nittany Embroidery & Digitizing, Inc., Pleasant Gap, Pennsylvania. Mr. Rallis resides in Centre Hall, Pennsylvania.

         Philip Bosak is President of Bosak Construction, Inc., Centre Hall, Pennsylvania. Mr. Bosak is a resident of Centre Hall, Pennsylvania.

         Jay Lutz is President of Preferred Staffing Solutions in State College, Pennsylvania. Mr. Lutz is a resident of State College, Pennsylvania.

         Meetings and Committees of the Board of Directors

         During 2003, the Company's Board of Directors held a total of 12 meetings and the Bank's Board of Directors also held a total of 12 meetings. No director attended fewer than 75% of the total meetings of the Company's Board of Directors and committees during the period of his service. In addition to other committees, as of December 31, 2003, the Company had a Nominating Committee, a Compensation Committee, and an Audit Committee.

         The Board of Directors of the Company acts as the Nominating Committee, which is not a standing committee. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Bylaws. See "-- Director Nomination Process" The Board of Directors acting as the Nominating Committee met one time during the 2003 fiscal year.

         The Compensation Committee is comprised of Directors Jaffe, Goodman, Malizia and McShea. This standing committee establishes the Bank's salary budget for approval by the Board of Directors. The Committee met four times during the 2003 fiscal year.

         The Audit Committee is comprised of Directors Musso (Chairman), Jaffe, Goodman, and McShea. All such members are independent as such term is defined under the rules and regulations of the Nasdaq. The Board of Directors has determined that Donald J. Musso is an audit committee financial expert within the meaning of the regulations of the Securities and Exchange Commission based upon his experience. The Audit Committee is a standing committee and is responsible for developing and maintaining the Company's audit program. The Audit Committee meets with the Company's independent accountants to discuss the results of the annual audit and any related matters.

         The Audit Committee has adopted a written charter, a copy of which is attached as Appendix A hereto. The Audit Committee met three times during the fiscal year ended December 31, 2003.

         Audit Fees

         Audit Fees. The aggregate fees billed by S.R. Snodgrass, A.C. for professional services rendered for the audit of the Company's annual consolidated financial statements and for the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal years ended December 31, 2003 and 2002 were $43,184 and $38,900, respectively.

         Audit Related Fees. There were no fees billed by S.R. Snodgrass, A.C. for assurance and related services related to the audit of the annual financial statements and to the review of the quarterly financial statements for the years ended December 31, 2003 and 2002.

         Tax Fees. The aggregate fees billed by S.R. Snodgrass, A.C. for professional services rendered for tax compliance, tax advice or tax planning for the years ended December 31, 2003 and 2002 were $13,104 and $35,900, respectively.

         All Other Fees. There were no fees billed by S.R. Snodgrass, A.C. for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" for the years ended December 31, 2003 and 2002.

         It is the Audit Committee's policy to pre-approve all audit and non-audit services prior to the engagement of the Company's independent auditor to perform any service. All of the services listed above for 2002 and 2003 were approved by the Audit Committee prior to the service being rendered.

         Director Nomination Process

         The Company does not have a standing nominating committee. The Company's full Board of Directors acts as a nominating committee for selecting the management's nominees for election of directors in accordance with the Company's Bylaws. The Board feels it is appropriate for the full Board to serve this function because the Company has a relatively small Board, making action by committee unnecessary for purposes of managing nominations. The Board does not have a charter governing its nominating function. As defined by Nasdaq, each director, other than President Richards, is an independent director.

         The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The Board's process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company and the Bank. Additionally, the Board will consider persons recommended by stockholders of the Company in selecting the Board's nominees for election. There is no difference in the manner in which the Board evaluates persons recommended by directors, officers or employees and persons recommended by stockholders in selecting Board nominees.

         Stockholder Communications

         The Board of Directors has a policy for stockholder communications to the Board. The Board welcomes all communications to the Board as a whole and to individual members. Written communications received by the Company or by any Board members individually from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. The Board encourages, but does not require, directors to attend the annual meeting of stockholders. All of the Board's seven members attended the 2003 annual meeting of stockholders.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

         The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with S.R. Snodgrass, A.C., the Company's independent auditors, the matters required to be discussed under Statement of Auditing Standards No. 61 ("SAS 61"). In addition, the Audit Committee received from S.R. Snodgrass, A.C. the written disclosures and the letter required to be delivered by S.R. Snodgrass, A.C. under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") and has discussed with representatives of S.R. Snodgrass, A.C. their independence.

         The Audit Committee has reviewed the non-audit services currently provided by the Company's independent auditor and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors.

         Based on its review of the financial statements, its discussion with S.R. Snodgrass, A.C. regarding SAS 61, and the written materials provided by S.R. Snodgrass, A.C. under ISB Standard No. 1 and the related discussion with S.R. Snodgrass, A.C. of their independence, the Audit Committee has recommended that the audited financial statements of the Company be included in its Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

                           AUDIT COMMITTEE

                           Donald J.  Musso
                           William A. Jaffe
                           David K. Goodman, Jr.
                           J. Garry McShea

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

         Director Compensation

         Each director is paid an annual retainer of $10,000 per year plus $100 for each committee meeting attended except for the Chairman of the Board who has requested the Company to donate his fees to local charities. The Bank paid a total of $59,300 in directors' fees for the year ended December 31, 2003. The Company does not pay any additional compensation for membership on its Board of Directors.

         Option Plan

         Under the 1998 stock option plan, as amended (the "Option Plan"), which was approved by shareholders on May 24, 1999, each director was granted stock options. During fiscal 2001, under the Option Plan, each non- employee director was awarded additional stock options to purchase 10,692 shares of Common Stock, exercisable at the rate of 25% per year beginning on October 25, 2001. Messrs. Richards, Barrickman and Arrington were each granted stock options to purchase 19,800 shares of Common Stock, exercisable at the rate of 20% per year beginning on October 25, 2001. Mr. Lamb was granted stock options to purchase 13,464 shares of Common Stock, exercisable at the rate of 20% per year beginning on October 25, 2001.

         Executive Officer Compensation

         The Company has no full time employees, but relies on the employees of the Bank for the limited services. All compensation paid to officers and employees is paid by the Bank.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer and each executive officer of the Company who received salary and bonus in excess of $100,000. No other executive officer of either the Bank or the Company had a salary and bonus that exceeded $100,000 for services rendered for the years presented.

                                                                              Long Term
                                                  Annual Compensation     Compensation Awards
                                                  -------------------     -------------------
                                                                              Securities
Name and                                  Fiscal                              Underlying           Other
Principal Position                         Year   Salary($)   Bonus($)      Options(#)(1)       Compensation
------------------                         ----   ---------   --------      -------------       ------------

David Z. Richards, Jr.                     2003   138,000     53,544                --           25,041(2)(3)
President and Chief Executive Officer      2002   118,000     56,875                --            4,056(4)
                                           2001   112,500     40,725            19,800            2,153(5)

Richard C. Barrickman                      2003    88,000     34,144                --           15,968(2)(3)
Senior Vice President                      2002    83,250     40,216                --            2,654(4)
                                           2001    80,000     28,000            19,800            2,072(5)

John E. Arrington                          2003    74,500     28,906                --           13,518(2)(3)
Vice President                             2002    70,000     33,740                --            2,406(4)
                                           2001    65,000     23,530            19,800            1,760(5)

Scott R. Lamb                              2003    74,500     28,906                --            2,980(3)
Vice President                             2002    71,500     26,169                --            1,192(4)
                                           2001    70,000      7,420            13,464               --

------------
(1)  See "-- Stock Awards."
(2)  At December  31, 2003  includes  $21,418,  $13,658,  and $11,562 of accrued benefits under the SERP.
(3)  At  December  31,  2003  includes  $3,623,  $2,310,  $1,956,  and $2,980 of matching contributions under the Bank's 401(k) Plan.
(4)  At  December  31,  2002  includes  $4,056,  $2,654,  $2,406,  and $1,192 of matching contributions under the Bank's 401(k) Plan.
(5)  At December 31, 2001 includes $2,153,  $2,072,  $1,760,  and $0 of matching contributions under the Bank's 401(k) Plan.

         Employment Agreement. The Bank and the Company entered into separate employment agreements with Messrs. Richards, Barrickman and Arrington, respectively (the "Agreements"). The Agreements each have a term of three, two and one years, respectively, and may be renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board's sole discretion. If Messrs. Richards, Barrickman and Arrington should become disabled during the term of the Agreements, each shall continue to receive payment of 80% of the base salary for a period of 3 months and 50% of such base salary for a period of 12 months, but not exceeding the remaining term of the Agreements. Such payments shall be reduced by any other benefit payments made under other disability programs in effect for the Bank's employees. Under the Agreements, Messrs. Richards, Barrickman and Arrington may be terminated for "just cause" as defined in the Agreements. If Messrs. Richards, Barrickman or Arrington are terminated without just cause, each will be entitled to a continuation of his salary from the date of termination through the remaining term of his agreement. The Agreements contain a provision stating that in the event of the termination of employment in connection with a change in control of the Company or Bank, Messrs. Richards, Barrickman and Arrington will be paid a lump sum amount equal to 2.99, two, and one times, respectively, their five year average annual taxable compensation. If such payments had been made under the Agreements as of December 31, 2003, such payments for Messrs. Richards, Barrickman and Arrington would have equaled approximately $412,530, $192,445, and $77,739, respectively.

         Change in Control Severance Agreement. The Bank has entered into a change in control severance agreement with Scott Lamb. The Agreement has a term of three years, and may be renewed annually by the Board of Directors upon a determination of satisfactory performance within the Bank's sole discretion. If Mr. Lamb's employment is terminated in connection with a change in control of the Company or the Bank, Mr. Lamb will be paid twelve times his monthly base salary. If such payment had been made under the Agreement as of December 31, 2003, Mr. Lamb would have received $74,500.

         Supplemental Executive Retirement Plan. The Bank has adopted a Supplemental Executive Retirement Plan ("SERP") for the benefit of David Z. Richards, Jr., Richard C. Barrickman and John E. Arrington. The Bank makes an annual accrual equal to not less than ten percent of the annual bonus award under the Nittany Bank Bonus Plan. In addition, the Bank will contribute an additional accrual each year equal to the interest rate payable on the 10-year Treasury bond, as adjusted quarterly. Further, the Bank may within its discretion elect to make an additional contribution to the participant's account. For 2003, the Bank made an additional contribution equal to 400% of the participant's deferral. The additional contribution made by the Bank vests over a five-year period beginning on the one-year anniversary of such contribution. The accumulated deferred compensation account for each participant will be payable to such participant at any time following the retirement at age 65, early retirement at age 60, disability, death or termination of employment following a change in control of the Bank or the Company.

         Stock Awards. The following table sets forth information concerning previously awarded stock options pursuant to the Option Plan to the named executive officers in the Summary Compensation Table and the year end value of such outstanding options. There were no additional grants of options to the named executive officers during fiscal year 2003. No stock appreciation rights are authorized under the Option Plan.

                  Aggregated Option Exercises in Last Fiscal Year, and FY-End Option Values
                  -------------------------------------------------------------------------
                                                                 Number of Securities
                                                                Underlying Unexercised        Value of Unexercised
                                                                      Options at              In-The-Money Options
                           Shares Acquired        Value               FY-End(#)                   at FY-End($)
          Name             on Exercise(#)      Realized($)    Exercisable/Unexercisable    Exercisable/Unexercisable
          ----             --------------      -----------    -------------------------    -------------------------

David Z. Richards, Jr.         29,040(1)        344,414(1)                 --/--                   --/--
                                   --               --                    669/--                8,015/--(3)
                                   --               --                 11,880/7,920           136,026/90,684(4)

Richard C. Barrickman              --               --                 12,196/--              140,864/--(2)
                                   --               --                    632/--                7,571/--(3)
                                   --               --                 11,880/7,920           136,026/90,684(4)

John E. Arrington                  --               --                 10,454/--              120,744/--(2)
                                   --               --                    632/--                7,571/--(3)
                                   --               --                 11,880/7,920           136,026/90,684(4)

Scott R. Lamb                      --               --                     --/--                   --/--
                                   --               --                     --/--                   --/--
                                   --               --                  8,078/5,386            92,493/61,670(4)

---------------
(1) Such options were exercised on October 28, 2003 and do not reflect the stock dividend paid on March 31, 2004.
(2) Based upon an exercise price of $5.74 per share and estimated price of $17.29 at December 31, 2003.
(3) Based upon an exercise price of $5.31 per share and estimated price of $17.29 at December 31, 2003.
(4) Based upon an exercise price of $5.84 per share and estimated price of $17.29 at December 31, 2003.


--------------------------------------------------------------------------------
             PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
--------------------------------------------------------------------------------

         S.R. Snodgrass, A.C. was the Company's independent public accountants for the fiscal year ending December 31, 2003. The Board of Directors has appointed S.R. Snodgrass, A.C. to be its accountants for the fiscal year ending December 31, 2004, subject to ratification by the Company's stockholders. A representative of Snodgrass is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Ratification of the appointment of the accountants requires the affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of S.R. Snodgrass, A.C. as the Company's accountants for the fiscal year ending December 31, 2004.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

         Samuel J. Malizia, the Company's Chairman, is a partner in the law firm of Malizia Spidi & Fisch, PC which performs legal work for the Company and the Bank in the normal course of business.

--------------------------------------------------------------------------------
                    2005 ANNUAL MEETING STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2005, all stockholder proposals must be submitted to the Secretary at the Company's office, 116 East College Avenue, State College, Pennsylvania 16801 on or before December 31, 2004. Under the Articles of Incorporation, in order to be considered for possible action by stockholders at the 2005 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than March 22, 2005.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, NITTANY FINANCIAL CORP., 116 EAST COLLEGE AVENUE, STATE COLLEGE, PENNSYLVANIA 16801.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/William A. Jaffe
                                              William A. Jaffe
                                              Secretary
State College, Pennsylvania
April 30, 2004

                                                                      Appendix A

                             Nittany Financial Corp.
                             Audit Committee Charter


1.   PURPOSE

     o The Audit Committee (the "Committee") will provide the Board of Directors ("the Board") of Nittany Financial Corp. (the "Corporation") with a direct contact to the external auditors, internal auditors, and senior management in order to assist the Board in the discharge of their fiduciary obligation to the shareholders.

     o The Committee will serve as a objective party to monitor the Corporation's financial and internal control system.

     o The Committee is empowered to initiate candid discussions with management, the external auditors, and internal auditors regarding issues affecting judgment and quality.

     o Independent communication and information will flow between the Committee and the internal and external auditors.

     o The Committee will prepare a report for inclusion in the proxy which describes their group's composition and responsibilities.

2.   COMPOSITION

     o The Audit Committee shall be comprised of three or more directors appointed by the full Board, each of whom shall be considered "independent" using the current criteria established by the SEC and the Office of Thrift Supervision. In addition, the President and CEO and Chairman of the Board will attend the meetings as non-voting attendees and may be excused by the committee at any time for private discussions.

     o No member shall be an active or retired employee of the Corporation or any of its affiliates unless such person has been retired for at least three years, or have a family relationship with any such person.

     o    No member may have a relationship  which, in the opinion of the Board,
          interferes   with  the  exercise  of   independent   in  carrying  out
          responsibilities as a member of the Committee.

     o No member may be a partner, controlling shareholder or an executive officer of any for- profit business organization to which the Corporation made, or from which the Corporation received, revenue that exceeded 5% of the Corporation or the business organization's consolidated gross revenues for that year or any year in the past three years.

     o No member may accept compensation from the Corporation or any of its affiliates in excess of $60,000 during the prior fiscal year, other than compensation for Board services.

     o All members of the Committee will have a familiarity with financial and accounting concepts plus practices commonly used in a financial institution. All should have the ability to read and understand fundamental financial statements including the company's balance sheet, income statement, and statement of cash flow.

     o At least one member of the Committee must have held a position in an accounting or have related financial management expertise.

3.   MEETINGS

     o The Committee will meet quarterly for a total of four meetings per year.

     o The Corporation's internal auditors and external auditors shall meet at least once per year with the Audit Committee. The committee may request meeting with both internal and external auditors without any members of management present.

     o Minutes will be kept for all meetings and a simple majority of members present will be necessary for any action.

     o The Committee will have the sole discretion in determining the agenda for the meetings.

     o Senior management and departmental personnel may attend the meeting at the request of the Committee to discuss matters of particular interest to the Committee.

4.   DUTIES

     a.   General


          o The primary responsibility of the Committee is to oversee the Corporation's financial reporting process on behalf of the Board and to report the result of their activities to the Board. The Corporation's management is responsible for preparing the financial statement and the Corporation's independent auditors are responsible for auditing those financial statements.

          o The Committee will adopt a formal written Charter that is annually approved by the full Board. The Charter will outline the Committee's duties, membership, meeting schedule, and scope of responsibility.

          o    The  Committee   will  maintain   minutes  of  all  meetings  and
               activities.

          o The Committee will report their actions to the Board. Sensitive matters and Committee recommendations will be reported to the Board when appropriate.

          o The Committee should be informed of new accounting and reporting standards released by regulatory bodies.

          o The Committee will be briefed on operational issues as well as financial concerns, industry conditions, and overall business climate of the institution.

          o As appropriate, the Committee will meet with the organization's legal counsel on matters which could have a significant effect on the financial statements.

     b.   External Auditors

          o The Committee will recommend to the Board their choice for the independent external auditors who will issue an opinion on financial statements, notes to the financial statements, and internal controls. The Committee will also recommend the replacement of the external auditors if appropriate.

          o The Committee will determine that the fee charged by the external auditors is reasonable.

          o The Committee will meet with the external auditors prior to an engagement to discuss scope, fee and timeframe. The Committee will also meet with the external auditors at the conclusion of an engagement to discuss findings, management comments, difficulties in performing the audit, and financial results.

          o The committee will constantly monitor the role of internal audit as it relates to the scope of the external auditors.

          o    The Committee will oversee th activities of the external auditors
               through   regular   meetings   before  and  after  their   annual
               examination.

     c.   Internal Auditors

          o A summary of Internal Audit activities will be communicated to the Committee on an ongoing basis.

          o The Committee will coordinate the internal audit activities and definition of their responsibilities and objectives.

          o    The  Committee  will  oversee   internal  audit  and  review  its
               resources and expertise.

          o The Committee will review any restrictions that are placed upon internal audit's scope or access to required information and work to ensure that management responses to audits are adequate.

     d.   Internal Controls

          o The Committee will constantl assess the corporate internal control environment and management capabilities.

          o    The Committee  will determine  that  management  has  implemented
               policies   which   identify   risks  to  the  objectives  of  the
               corporation.

          o The Committee will assure compliance with the corporate code of ethical conduct.

          o The Committee will monitor corporate compliance with specific financial regulations.

          o The Committee will note risk factors such as organizational changes, turnover, unrealistic goals, or industry trends.

5.   ATTENDANCE

     o Audit Committee members will strive to attend all scheduled meetings. The Audit Committee chairman may also request members of management, department heads, or representatives of the external auditors to attend scheduled meetings when appropriate.

     o Members of the Committee will be compensated for their attendance at scheduled meetings, according to board policy.

6.   SUMMARY

     o The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders and the investment community related to corporate accounting, reporting practices, internal controls and the integrity of financial reports. It is the responsibility of the Audit Committee to maintain free and open communication between the directors, external auditors, internal auditors, and the management of the corporation.

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                             NITTANY FINANCIAL CORP.
                             116 EAST COLLEGE AVENUE
                        STATE COLLEGE, PENNSYLVANIA 16801
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                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 21, 2004
--------------------------------------------------------------------------------


         The undersigned hereby appoints the Board of Directors of Nittany Financial Corp. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at Nittany Bank's operations center, located at 2541 East College Avenue, State College, Pennsylvania, on Friday, May 21, 2004, at 10:00 a.m., local time and at any and all adjournments thereof, in the following manner:


                                                  FOR    WITHHELD
                                                  ---    --------

1.  The election as directors of the nominees     |_|       |_|
    listed below  (except
    as marked to the contrary below):

    David K. Goodman, Jr.
    William A. Jaffe

    (Instructions: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below):

    ____________________________________________________________________________


                                                  FOR    AGAINST   ABSTAIN
                                                  ---    -------   -------
2.  To ratify  the  appointment  of
    S.R. Snodgrass, A.C. as  independent
    auditors of the Company for the
    fiscal year ending December 31, 2004          |_|      |_|       |_|

    The  Board of  Directors  recommends  a vote  "FOR"  the  above  listed
propositions.                                           ---


--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 30, 2004 and the 2003 Annual Report.



Please check the box if you are planning to attend the Meeting in person   |_|


Dated:                      , 2004
       ---------------------


-----------------------------------          -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


-----------------------------------          -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------